EXHIBIT 32

SHANG HIDE CONSULTANTS, LTD.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

     In connection with the Quarterly Report of Shang Hide Consultants, Ltd. (the "Company") on Form 10-Q for the period ending June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marty Weigel the Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and (c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2011	By:	/s/ Marty Weigel
Marty Weigel
Principal Executive and Financial Officer